Exhibit 99.2

First Quarter 2008 Earnings Supplemental Information

First Quarter 2008 Supplemental Information Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 17, 2008 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 5, 2008. 1

First Quarter 2008 Supplemental Information Financial Services Division (12.8% of Q1 08 Revenues) • Private financial data and VoIP networks Telecommunications Services Division (21.2% of Q1 08 Revenues) • Call signaling and database access services Q1 08 Revenue $84.1 mm Q1 08 EBITDA $16.8 mm Q1 08 Adj. Earnings $8.3 mm Point-of-Service Division (21.8% of Q1 08 Revenues) • Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (44.2% of Q1 08 Revenues) • Provides POS, telecommunications and financial services around the world TNS Divisions 2

First Quarter 2008 Supplemental Information Q1:08 Financial Overview ($ in millions except per share amounts) Q1 08 Q1 07 % Chg International Services Division $ 37.2 $ 28.2 31.8% Financial Services Division 10.7 9.7 10.3% Telecommunications Services Division 17.8 14.9 19.7% Point of Sale Division 18.4 19.8 (7.3)% Total Revenue $84.1 $72.7 15.8% Gross Profit $43.4 $33.8 28.5% Gross Margin 51.6% 46.5% 510BP EBITDA Before Stock Comp Expense(1) $19.7 $13.4 47.8% Adjusted Earnings(2) $8.3 $4.6 78.6% Adjusted Earnings per Share—Diluted(2) $0.33 $0.19 74.2% Cash Flow from Operations $15.7 $8.4 NMF 3 1) Non-GAAP measures. Included in operating expenses for first quarter 2008 was a $0.9 million pre-tax benefit associated with the settlement of a state sales tax liability; included in first quarter of 2007 is a pre-tax charge to earnings of approximately $0.9 million related to executive severance. Excluding these items, EBITDA before stock compensation expense increased 31.8% to $18.9 million from $14.3 million. 2) Non-GAAP measures. Excluding the above-mentioned first quarter 2008 benefit and the first quarter 2007 charge, first quarter 2008 adjusted earnings grew 40.1% to $7.5 million, or $0.30 per share, from $5.4 million, or $0.22 per share, in first quarter 2007.

First Quarter 2008 Supplemental Information EBITDA1 Calculation ($ in thousands except per share amounts) Q1 08 Q1 07 % Chg Income from operations (GAAP) $4,709 $(1,663) NMF Amortization of intangible assets 6,098 6,112 (0.2)% Depreciation and amortization of property and equipment 5,967 5,804 2.8% Stock compensation expense 2,965 3,100 (4.4)% EBITDA before stock compensation expense $19,739 $13,353 47.8% 4 1) Non-GAAP measure. EBITDA before stock compensation expense for first quarter 2008 was $18.9 million excluding the $0.9 million pre-tax benefit associated with the settlement of a state sales tax liability. EBITDA before stock compensation expense in first quarter of 2007 was $14.3 million excluding the $0.9 million pre-tax charge related to executive severance.

First Quarter 2008 Supplemental Information Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q1 08 Q1 07 % Chg Income before income taxes $1,249 $(4,740) NMF and equity in net loss of unconsolidated affiliate (GAAP) Equity in net loss of affiliate - (64) NMF Amortization of intangible assets 6,098 6,112 (0.2)% Other debt-related costs - 1,368 NMF Stock compensation expense 2,965 3,100 (4.3)% Adjusted Earnings Before Taxes 10,312 5,776 78.6% Income tax provision at 20% 2,062 1,155 NMF Adjusted Earnings (1) $8,250 $4,621 78.6% Weighted average shares diluted 24,807,068 24,205,783 2.5% Adjusted Earnings Per Share (1) $0.33 $0.19 74.2% 5 1) Non-GAAP measures. Excluding the pre-tax items previously mentioned, first quarter 2008 adjusted earnings grew 40.1% to $7.5 million, or $0.30 per share, from $5.4 million, or $0.22 per share, in first quarter 2007. Under the previous 38% tax rate, adjusted earnings for the first quarter of 2007 were $0.15 per share. Excluding the non recurring pre-tax items adjusted earnings under the previous 38% tax rate for the first quarter of 2007 were $0.17 per share.

First Quarter 2008 Supplemental Information Actual 3/31/08 12/31/07 Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $22.9 $ 17.8 Total Current Assets $109.6 $108.4 Current Ratio 1.45x 1.43x Net Property and Equipment $56.5 $ 55.4 Total Assets $382.7 $383.1 Long-Term Debt $201.5 $205.5 Stockholders’ Equity $98.8 $92.3 Total Debt/Capitalization 67.1% 68.9% Total Liabilities and Equity $382.7 $383.1 Common Shares Outstanding 24.5 24.3 6

First Quarter 2008 Supplemental Information Outlook – Based on 20% Tax Rate ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $37.0 - $40.2 $32.5 14% - 24% Adjusted Earnings Per Share – Diluted (1)(2) $1.50 - $1.63 $1.33 12% - 22% Q2:08 Q2:07 % Chg Total Revenue ($ millions) $88 -$90 $79.4 11% - 13% Adjusted Earnings(1)(3) ($ millions) $9.7 - $10.7 $7.4 33% - 46% Adjusted Earnings Per Share – Diluted (1)(3) $0.39 - $0.43 $0.30 30% - 43% 1) Non-GAAP measure. 2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. 3) Adjusted earnings at the old 38% tax rate were $5.7m, or $0.24 per share.